U.S. GLOBAL INVESTORS FUNDS

                     JUNE 15, 1999, SUPPLEMENT TO THE
                     PROSPECTUS DATED NOVEMBER 3, 1998

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DELETE the following paragraphs regarding portfolio managers of the funds:

    PAGE 19  -- Third and fourth  paragraphs regarding portfolio managers of the
                Gold Shares, World Gold, and Global Resources Funds (1)
    PAGE 21  -- First and  third paragraphs  regarding the portfolio  manager of the China Region Opportunity and All American Equity Funds (1) PAGE 22 -- Last paragraph regarding the portfolio manager of the Income
                Fund  (1)
    PAGE 23  -- Last paragraph  regarding the  portfolio manager of the Tax Free and the Near-Term Tax Free Funds  (2)
    PAGE 25  -- Last  paragraph  regarding  the portfolio  manager  of  the U.S.
                Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund (2)

SUBSTITUTE the paragraph footnoted below:

(1)The Adviser uses a team approach to manage the assets of the fund(s). The management team meets weekly to review macroeconomic factors and daily to review portfolio holdings and discuss buy and sell activity. The team employs modeling techniques to determine industry weightings for the fund(s) and to screen specific stocks. Investment decisions for the fund(s) are made by the team, and no single person has final responsibility for these decisions.

(2)The Adviser uses a team approach to manage the assets of the funds. The management team meets weekly to review macroeconomic factors and daily to review portfolio holdings and discuss buy and sell activity. The team employs modeling techniques to determine industry weightings for the funds and to screen specific debt securities. Investment decisions for the funds are made by the team, and no single person has final responsibility for these decisions.

PAGE 27  --  DELETE THE FIRST PARAGRAPH

The World Gold Fund, Gold Shares Fund, and Global Resources Fund have changed their classification under the Investment Company Act of 1940 from "diversified" to "nondiversified." In addition, each fund has eliminated all restrictions that limit the extent to which it may invest in the securities of a single issuer, subject to certain limitations of the Internal Revenue Code.

The Adviser believes that, over the long term, it can maximize growth of capital by employing a flexible strategy to outperform an appropriate benchmark industry index.

These changes, which the shareholders approved, allow the funds more flexibility to concentrate assets in more liquid securities when market conditions warrant. Each fund may, therefore, invest in a smaller number of issuers than previously permitted, which could result in greater volatility in the funds' total return or asset valuation.

The funds still intend to qualify as registered investment companies for Federal income tax purposes, which could limit the extent to which the funds can pursue a nondiversified investment strategy.